INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2019
Intangible Assets [Abstract]
INTANGIBLE ASSETS
INTANGIBLE ASSETS
There were no material changes to intangible assets during the six and three-month periods ended June 30.
The ex-Warid license renewal was due in May 2019. Pursuant to directions from the Islamabad High Court, the Pakistan Telecommunication Authority (“PTA”) issued a license renewal decision on July 22, 2019 requiring payment of US$40 per MHz for 900 MHz spectrum and US$30 per MHz for 1800 MHz spectrum, equating to an aggregate price of approximately US$450 (excluding applicable taxes of approximately 13%). The PTA's decision can be appealed to the Islamabad High Court before August 21, 2019.
GOODWILL
The movement in goodwill for the Group, per cash generating unit (“CGU”), consisted of the following for the six-month period ended June 30, 2019:

CGU	June 30, 2019	Currency translation	December 31, 2018
Russia	2,222	204	2,018
Algeria	1,172	(4)	1,176
Pakistan	325	(46)	371
Kazakhstan	155	2	153
Kyrgyzstan	54	—	54
Uzbekistan	43	(1)	44
Total	3,971	155	3,816

Goodwill is tested for impairment annually (at October 1) or when circumstances indicate the carrying value may be impaired. The Company’s impairment test for goodwill is primarily based on fair value less cost of disposal calculations that use a discounted cash flow model. The key assumptions used to determine the recoverable amount for the different CGU’s were disclosed in the annual consolidated financial statements as of and for the year ended December 31, 2018.
The Company considers the relationship between its market capitalization and its book value, as well as weighted average cost of capital and the quarterly financial performances of each CGU when reviewing for indicators of impairment in interim periods.
There was no goodwill impairment recorded in the first half of 2019 (2018: nil).